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                                WM VARIABLE TRUST

                          1201 THIRD AVENUE, 22ND FLOOR
                            SEATTLE, WASHINGTON 98101

                        SUPPLEMENT DATED JUNE 23, 1999 TO
                         PROSPECTUS DATED APRIL 30, 1999


1.  International Growth Fund.

    Effective June 23, 1999, Capital Guardian Trust Company ("Capital Guardian") assumed sub-advisory responsibility for the International Growth Fund.


    Capital Guardian is wholly-owned by Capital Group International, Inc. which itself is wholly-owned by the Capital Group Companies, Inc. ("Capital Group"). Capital Guardian employs a team of portfolio managers each of whom can be considered to have primary responsibility for the day-to-day management of the portion of the Fund assigned to him or her. They are: David I. Fisher, Harmut Giesecke, Richard N. Havas, Nancy J. Kyle, John McIlwraith, Robert Ronus, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin. Mr. Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization for 29 years. Mr. Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary, Capital International K.K., and Managing Director, Asia-Pacific, Capital Group International, Inc. Mr. Giesecke, who has been with the Capital Group organization for 26 years, is also a Senior Vice President and a Director of Capital International, Inc. as well as a Senior Vice President of Capital International Research, Inc. and a Vice President of Emerging Markets Growth Fund. Mr. Havas, who has been with the Capital Group organization for 13 years, is a Senior Vice President and portfolio manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. Ms. Kyle, who has been with the Capital Group organization for 8 years, is a Senior Vice President and Director of Capital Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. Mr. McIlwraith is a Senior Vice President and a Director of Capital Guardian as well as a Director and Senior Vice President of Capital International Limited. Mr. McIlwraith is also an international equity portfolio manager and has been with the Capital Group organization for 15 years. Mr. Ronus is President and a Director of Capital Guardian, as well as Chairman of the Board of Directors of Capital Guardian (Canada), Inc., a Director of the Capital Group and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. Mr. Ronus has been employed by the Capital Group organization for 26 years. Mr. Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization for 12 years. Ms. Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as serving as a Director of the Capital Group, Capital International Limited and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization for 36 years. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization for 17 years.

    In selecting investments for the International Growth Fund, Capital Guardian seeks to identify foreign stocks that it believes have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets and strong management. Capital Guardian utilizes a research- driven "bottom-up" approach, in that decisions are made based upon extensive field research and direct company contact. Capital Guardian blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies and markets.

2.  Money Market, U.S. Government Securities and Income Funds

    Effective July 1, 1999, the management fees payable by the Money Market, U.S. Government Securities and Income Funds are reduced to the annual rates of 0.45%, 0.50% and 0.50%, respectively, of average net assets.

                     PLEASE RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.